UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2017

AMERITEK VENTURES

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-54739	82-2380777
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

1980 Festival Plaza Dr., Suite 530, Las Vegas, NV 89135

(Address of principal executive offices)

877-571-1776

(Registrant’s telephone number, including area code)

2251 N Rampart Blvd #207, Las Vegas NV 89128

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

On August 30, 2017, Ameritek Ventures (“ATVK” or “the Company”) entered into an Asset Purchase Agreement with Clinton L. Stokes whereby 19,770,000 unregistered restricted common shares of stock were issued along with payment of $100,000 in exchange for fiber optic assets.

A copy of the Asset Purchase Agreement is furnished as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.01.  Changes in Control of Registrant.

On August 30, 2017, the Company underwent a change of control of ownership. Clinton L. Stokes, the Chief Executive Officer and sole director entered into an agreement on August 30, 2017, whereby 19,770,000 unregistered restricted common shares of stock were issued along with payment of $100,000 in exchange for fiber optic assets.

A copy of the Asset Purchase Agreement is furnished as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The Company has 27,000,004 common shares issued and outstanding. The issuance of 19,770,000 shares represents 73.22% ownership in the Company.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on August 30, 2017 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the U. S. Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after August 30, 2017 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Ameritek Venture's common stock.

TITLE OF CLASS	NAME OF BENEFICIAL OWNER AND POSITION	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (1)
Common Stock	Clinton L. Stokes (2)	19,770,000	73.22%

Common Stock	Mark Cole (3)	5,100,000	18.89%

Common Stock	Hal B. Heyer, M.D. (4)	1,500,000	5.56%

DIRECTORS AND OFFICERS AS A GROUP
	(1 person)	19,770,000	73.22%

(1)     Percent of Class based on 27,000,004 shares issued and outstanding.

(2)     Clinton L. Stokes, 1980 Festival Plaza Drive, Suite 530, Las Vegas, NV 89135, is the beneficial owner of these shares.

(3)     Mark Cole, 9788 Gilespie St., Unit 400, Las Vegas, NV 89113, is the beneficial owner of these shares.

(4)     Hal B. Heyer, M.D., 1420 London Road, Suite 100, Duluth, MN 55805.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

Item 7.01 Regulation FD Disclosure

On August 30, 2017, Ameritek Ventures (the "Company") issued a press release entitled, “AMERITEK VENTURES Enters Into Agreement to Acquire Proprietary Optical Fiber Preform Manufacturing Technologies.”

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

d) Exhibits:

Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
10.3	Asset Purchase Agreement dated August 30, 2017*	X
99.1	Press release issued on August 30, 2017 by Ameritek Ventures*	X

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Ameritek Ventures Registrant

Date: September 6, 2017
/s/ Kenneth P. Mayeaux
Name: Kenneth P. Mayeaux
Title: Vice-President, Secretary and Treasurer